Exhibit 10.3

                         Amendments to Employment Agreement
                                 with A. Thomas Hood


     The following amendments to the employment agreement of A. Thomas Hood were effective September 27, 1996:

  Original text:
  Paragraph 2: WHEREAS, the Executive has heretofore been employed by the Association as Executive Vice President/Treasurer and is experienced in all phases of the business of the Association; and

  Amended text:
  Paragraph 2: WHEREAS, the Executive has heretofore been employed by the Association as President and Chief Executive Officer, and is experienced in all phases of the business of the Association; and

  Original text:
  Section 1. Employment. The Association agrees to continue Executive in its employ, and Executive agrees to remain in the employ of the Association as Executive Vice President/Treasurer of the Association for the period stated herein in the paragraph entitled "Term" and upon the other terms and conditions herein provided. The Executive shall render administrative and management services to the Association such as are customarily performed by persons situated in a similar executive capacity. He shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Association. The Executive's other duties shall be such as the Board of Directors may from time to time reasonably direct, including normal duties as an officer of the Association, if elected as such and service as a Director of the Association, if so elected. Executive agrees to perform such services not inconsistent with his position as shall from time to time be assigned to him by the Association's Board of Directors. The Executive may voluntarily terminate his employment at any time. In the event of such voluntary resignation (other than pursuant to a change in control), this Agreement will be terminated and the compensation and benefits will be terminated upon the effective date of the employment termination or such other date as otherwise may be determined by the Board of Directors.

  Amended text:

  Section 1. Employment. The Association agrees to continue Executive in its employ, and Executive agrees to remain in the employ of the Association as President and Chief Executive Officer of the Association for the period stated herein in the paragraph entitled "Term" and upon the other terms and conditions herein provided. The Executive shall render administrative and management services to the Association such as are customarily performed by persons situated in a similar executive capacity. He shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Association. The Executive's other duties shall be such as the Board of Directors may from time to time reasonably direct, including normal duties as an officer of the Association, if elected as such and service as a Director of the Association, if so elected. Executive agrees to perform such services not inconsistent with his position as shall from time to time be assigned to him by the Association's Board of Directors. The Executive may voluntarily terminate his employment at any time. In the event of such voluntary resignation (other than pursuant to a change in control), this Agreement will be terminated and the compensation and benefits will be terminated upon the effective date of the employment termination or such other date as otherwise may be determined by the Board of Directors.

  Original text:
  Section 2. Compensation. The Association agrees to pay the Executive during the term of this Agreement, a salary at the initial rate of ONE HUNDRED FORTY THREE THOUSAND SEVEN HUNDRED DOLLARS ($143,700), per annum, payable bi-weekly; provided, that the rate of such salary shall be reviewed by the Board of Directors of the Association not less often than annually and Executive shall be entitled to receive annually an increase in such salary rate in an amount at least equal to the average percentage increase, if any, granted to the senior officers of the Association. Such rate of salary, or increased rate of salary, if any, as the case may be, may be further increased from time to time in such amounts as the Board in its discretion may decide subject to the customary withholding tax and other employee taxes as required with respect to compensation paid by a corporation to an employee. The Executive's rate of salary may be decreased by the Board of Directors pursuant to a bona fide renegotiation of duties or at such time as the Board deems it necessary or advisable to effect an across-the-board reduction in salaries of the Association's officers and employees. Service as a Director of the Association, if the Executive is so elected, shall be without compensation in addition to the foregoing.

  Amended text:
  Section 2. Compensation. The Association agrees to pay the Executive during the term of this Agreement, a salary at the initial rate of ONE HUNDRED SEVENTY-FIVE THOUSAND SIX HUNDRED TWENTY DOLLARS ($175,620), per annum, payable bi-weekly; provided, that the rate of such salary shall be reviewed by the Board of Directors of the Association not less often than annually and Executive shall be entitled to receive annually an increase in such salary rate in an amount at least equal to the average percentage increase, if any, granted to the senior officers of the Association. Such rate of salary, or increased rate of salary, if any, as the case may be, may be further increased from time to time in such amounts as the Board in its discretion may decide subject to the customary withholding tax and other employee taxes as required with respect to compensation paid by a corporation to an employee. The Executive's rate of salary may be decreased by the Board of Directors pursuant to a bona fide renegotiation of duties or at such time as the Board deems it necessary or advisable to effect an across-the-board reduction in salaries of the Association's officers and employees. Service as a Director of the Association, if the Executive is so elected, shall be without compensation in addition to the foregoing.

  Original text:
  Section 5. Term. The period of the Executive's employment under this Agreement shall be deemed to have commenced as of August 1, 1987, and shall continue for a period of thirty-six (36) full calendar months thereafter and any extensions thereafter. As of the date of this second amendment hereto, the Executive's period of employment under this Agreement has been extended by the Board of Directors through September 30, 1996. The said thirty-six (36) month period of employment may be extended for an additional twelve (12) full calendar months by action of the Board of Directors at the September, 1994 meeting of the Board of Directors and at each succeeding September meeting of the Board of Directors.

  Amended text:
  Section 5. Term The period of the Executive's employment under this Agreement shall be deemed to have commenced as of August 1, 1987, and shall continue for a period of thirty-six (36) full calendar months thereafter and any extensions thereafter. As of the date of this third amendment hereto, the Executive's period of employment under this Agreement has been extended by the Board of Directors through September 30, 1999. The said thirty-six (36) month period of employment may be extended for an additional twelve (12) full calendar months by action of the Board of Directors at the September, 1997 meeting of the Board of Directors and at each succeeding September meeting of the Board of Directors.

  Original text:
  Section 11. Disability. If the Executive shall become disabled or incapacitated to the extent that he is unable to perform the duties of Executive Vice President/Treasurer, he shall be eligible to participate in the Association's long-term disability plan as established by the Board of Directors for employees and management personnel, or any other disability plan which may be established by the Board of Directors for management personnel. Upon returning to active full-time employment, the Executive's full compensation as set forth in the paragraphs of this Agreement entitled "Compensation" and "Discretionary Bonuses" shall be reinstated. In the event that said Executive returns to active employment on other than a full-time basis, then his compensation (as set forth in the paragraph of this Agreement entitled "Compensation") shall be reduced in proportion to the time spent in said employment. However, if he is again unable to perform the duties of Executive Vice President/Treasurer hereunder due to illness or other incapacity, he must have been engaged in active full-time employment for at least twelve (12) consecutive months immediately prior to such later absence or inability in order to qualify for the full or partial continuance of his salary under the paragraph entitled "Disability."

  Amended text:
  Section 11. Disability. If the Executive shall become disabled or incapacitated to the extent that he is unable to perform the duties of President and Chief Executive Officer, he shall be eligible to participate in the Association's long-term disability plan as established by the Board of Directors for employees and management personnel, or any other disability plan which may be established by the Board of Directors for management personnel. Upon returning to active full-time employment, the Executive's full compensation as set forth in the paragraphs of this Agreement entitled "Compensation" and "Discretionary Bonuses" shall be reinstated. In the event that said Executive returns to active employment on other than a full-time basis, then his compensation (as set forth in the paragraph of this Agreement entitled "Compensation") shall be reduced in proportion to the time spent in said employment. However, if he is again unable to perform the duties of President and Chief Executive Officer hereunder due to illness or other incapacity, he must have been engaged in active full-time employment for at least twelve (12) consecutive months immediately prior to such later absence or inability in order to qualify for the full or partial continuance of his salary under the paragraph entitled "Disability."